UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: January 3, 2008

(Date of earliest event reported)

QUEST RESOURCE CORPORATION

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	0-17371 (Commission File Number)	90-0196936 (I.R.S. Employer Identification Number)

210 Park Avenue, Suite 2750

Oklahoma City, Oklahoma 73102

(Address of principal executive offices, including zip code)

(405) 600-7704

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On January 3, 2008, Quest Resource Corporation and its subsidiary, Quest Energy Partners, L.P., issued a press release in which they announced their intentions for senior executives to make presentations at the following energy conferences: the Pritchard Capital Partners Energize 2008 Conference in San Francisco, California on January 8, 2008; the IPAA Oil & Gas Investment Symposium MLP/LLC in Houston, Texas on January 17, 2008; and the Johnson Rice Emerging Growth Energy Conference in Houston, Texas on January 24, 2008. A copy of the Pritchard Capital presentation will be available at http://www.qrcp.net, and links to the live webcast presentations at the IPAA and Johnson Rice conferences will be available at http://www.qelp.net and http://www.qrcp.net, respectively. A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

Item 9.01 Financial Statements and Exhibits

The following material is furnished pursuant to Item 9.01 as an exhibit to this Form 8-K.
(d)	Exhibits

Exhibit Number	Description
99.1	Press release of Quest Resource Corporation dated January 3, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUEST RESOURCE CORPORATION

/s/ Jerry D. Cash
By:	Jerry D. Cash
Chief Executive Officer

Date: January 4, 2008

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